Exhibit 10.4

                           SECOND AMENDMENT AGREEMENT

     This Second Amendment Agreement is made this ______ day of April, 1999, by and between Grays Ferry Cogeneration Partnership, a partnership ("SELLER"), and PECO Energy Company ("PECO ENERGY") (collectively, the "PARTIES").

                                  BACKGROUND

     SELLER and PECO ENERGY are parties to an Agreement for Purchase of Electric Output dated July 28, 1992 ("Original Agreement"), pursuant to which SELLER agreed to sell, and PECO ENERGY agreed to purchase, the NET ELECTRIC OUTPUT to be generated by SELLER from a cogeneration facility ("FACILITY") to be constructed by SELLER.

     By an Amendment Agreement signed January 31, 1994, SELLER and PECO
ENERGY amended the Original Agreement to reflect SELLER's desire to construct the FACILITY in two phases. Thus, the Original Agreement was substituted with
(1) an Agreement for Purchase of Electric Output (Phase I) from SELLER's cogeneration FACILITY up to 31 megawatts, and (2) an Agreement for Purchase of Electric Output (Phase II) from SELLER's cogeneration FACILITY up to 119 megawatts ("Revised Agreements").

     In addition, SELLER and PECO ENERGY entered into two Contingent
Capacity Purchase Addendums to the Agreements for Purchase of Electric Output (for Phase I and Phase II) dated as of September 17, 1993 ("Capacity Addendums"). Under these Capacity Addendums, SELLER agreed to sell, and PECO ENERGY agreed to purchase, electric capacity from the 31 megawatt and 119 megawatt FACILITIES under certain circumstances.

     In early 1998, a dispute arose between the PARTIES concerning the payments to be made by PECO ENERGY under the Revised Agreements and the Capacity Addendums. A lawsuit was filed in the Philadelphia Court of Common Pleas at April Term, 1998 No. 544 against PECO ENERGY and Adwin (Schuylkill) Cogeneration, Inc. by SELLER and the following entities: Trigen-Schuylkill Cogeneration, Inc. and NRGG (Schuylkill) Cogeneration, Inc., two of the partners of SELLER, and Trigen-Philadelphia Energy Corporation (the "Grays Ferry action"). The Chase Manhattan Bank ("CHASE") and Westinghouse Power Generation, a Division of CBS Corporation ("WESTINGHOUSE"), provided financing to SELLER for construction of the FACILITY. CHASE intervened as a plaintiff in the Grays Ferry action, and WESTINGHOUSE filed a separate action against PECO ENERGY at May Term, 1998 No. 3454, which was consolidated with the Grays Ferry action (the consolidated actions are referred to as "the LITIGATION").

     The PARTIES have now reached an amicable resolution of their disputes and have entered into an agreement to settle the LITIGATION, as provided in the Final Settlement Decree and Order. As a term of the settlement of the LITIGATION, the PARTIES have agreed to amend the Revised Agreements and Capacity Addendums as follows and CHASE and WESTINGHOUSE have consented to the PARTIES' amendment of the Revised Agreements and Capacity Addendums.

     All capitalized terms not defined herein shall have the meanings ascribed to them in the Revised Agreements and the Capacity Addendums

     NOW, THEREFORE, in consideration of the above, and intending to be legally bound hereby, the PARTIES agree that the Revised Agreements and Capacity Addendums are hereby amended as follows:

     1. Section 4.1 AMOUNT PURCHASED of the Agreement for Purchase of Electric Output (Phase I) is deleted in its entirety and replaced with the following language:

                    4.1 AMOUNT PURCHASED. Commencing on the DATE OF INITIAL
               OPERATION, and thereafter during the term of the AGREEMENT, SELLER shall sell and deliver to PECO ENERGY exclusively, and PECO ENERGY shall purchase and accept delivery of, the PROJECT's NET ELECTRIC OUTPUT. Subject to Section 3.1 AVAILABILITY of the Capacity Addendum, as amended, PECO ENERGY has the exclusive right to purchase all of the NET ELECTRIC OUTPUT of the FACILITY throughout the term of this AGREEMENT; provided, however, that PECO ENERGY shall not be required to purchase or accept delivery of NET ELECTRIC OUTPUT from the PROJECT in excess of the lesser of (a) 31 megawatts or (b) the amount of electric output for which the FERC has certified the FACILITY as a QUALIFYING FACILITY. SELLER shall notify the person designated by PECO ENERGY by 10:00 a.m. at least one business day prior to delivering NET ELECTRIC OUTPUT in excess of 150 megawatts per hour (31 megawatts per hour per Phase I, 119 megawatts per hour per Phase II), and PECO ENERGY will purchase and accept such NET ELECTRIC OUTPUT from SELLER unless PECO ENERGY notifies SELLER by 12:00 p.m. noon at least one business day prior to delivery that it will not purchase and accept such NET ELECTRIC OUTPUT, in which case SELLER shall have the right to sell such NET ELECTRIC OUTPUT in excess of 150 megawatts per hour to third parties. Should PECO ENERGY elect to accept NET ELECTRIC OUTPUT in excess of 150 megawatts per hour, SELLER has no obligation to provide such excess electric output in the amount identified during each hour of the period for which PECO ENERGY has agreed to accept the excess energy.

          Section 4.1 AMOUNT PURCHASED of the Agreement for Purchase of Electric Output (Phase II) is deleted in its entirety and replaced with the following language:

                    4.1 AMOUNT PURCHASED. Commencing on the DATE OF INITIAL
               OPERATION, and thereafter during the term of the AGREEMENT, SELLER shall sell and deliver to PECO ENERGY exclusively, and PECO ENERGY shall purchase and accept delivery of, the PROJECT's NET ELECTRIC OUTPUT. Subject to Section 3.1 AVAILABILITY of the Capacity

               Addendum, as amended, PECO ENERGY has the exclusive right to purchase all of the NET ELECTRIC OUTPUT of the FACILITY throughout the term of this AGREEMENT; provided, however, that PECO ENERGY shall not be required to purchase or accept delivery of NET ELECTRIC OUTPUT from the PROJECT in excess of the lesser of (a) 119 megawatts or (b) the amount of electric output for which the FERC has certified the FACILITY as a QUALIFYING FACILITY. SELLER shall notify the person designated by PECO ENERGY by 10:00 a.m. at least one business day prior to delivering NET ELECTRIC OUTPUT in excess of 150 megawatts per hour (31 megawatts per hour per Phase I, 119 megawatts per hour per Phase II), and PECO ENERGY will purchase and accept such NET ELECTRIC OUTPUT from SELLER unless PECO ENERGY notifies SELLER by 12:00 p.m. noon at least one business day prior to delivery that it will not purchase and accept such NET ELECTRIC OUTPUT, in which case SELLER shall have the right to sell such NET ELECTRIC OUTPUT in excess of 150 megawatts per hour to third parties. Should PECO ENERGY elect to accept NET ELECTRIC OUTPUT in excess of 150 megawatts per hour, SELLER has no obligation to provide such excess electric output in the amount identified during each hour of the period for which PECO ENERGY has agreed to accept the excess energy.

     2. Section 4.3(c) of both Revised Agreements is deleted in its entirety and replaced with the following language:

               "(c) Commencing after the FINAL PROJECTION DATE of December 31, 2000 and through December 31, 2004, the Output Purchase Payment shall be ninety-eight percent (98%) of the PJM VALUE."

     A new Section 4.3(d) is added to both Revised Agreements after the revised Section 4.3(c) as follows:

               "(d) Commencing on January 1, 2005 and through December 31, 2017, the remaining term of the AGREEMENT, the Output Purchase Payment shall be eighty-seven percent (87%) of the PJM VALUE."

     3. A new Section 4.3(e) is added to both Revised Agreements after the new Section 4.3(d) as follows:

               "(e) Notwithstanding the other provisions of this Section, payment for NET ELECTRIC OUTPUT in excess of 150 megawatts per hour from the combined Phase I and Phase II FACILITY shall be at the PJM VALUE, unless SELLER fails to provide PECO ENERGY with the notice required by Section 4.1 in which case payment for NET ELECTRIC OUTPUT in excess of 150 megawatts per hour shall be ninety-eight percent (98%) of the PJM VALUE through December 31, 2004, and eighty-seven percent (87%) of the PJM VALUE through December 31, 2017."

     4. The following language is added to the end of Section 3.1 AVAILABILITY of both of the Capacity Addendums:

               "SELLER shall be entitled to sell to third parties any capacity from the FACILITY in excess of the NOMINATED CAPACITY of 150 megawatts."

     5. Line 10 of Section 6.9 DISPATCH of both Capacity Addendums is revised as follows:

          "twenty (20)" shall be deleted and replaced with "fifty (50)", so that the third sentence of Section 6.9 DISPATCH as revised, reads in its entirety: "The scheduling of DISPATCH PERIODS shall be at the sole discretion of PECO, except that (A) a DISPATCH PERIOD shall not exceed sixteen (16) hours in duration and (B) PECO shall not schedule more than fifty (50) DISPATCH PERIODS in a CALENDAR YEAR."

     6. Other than the amendments stated above, the Revised Agreements and the Capacity Addendums shall remain unchanged.

     7. This Second Amendment Agreement may be executed in counterparts each of which shall constitute an original and all of which together shall constitute one Agreement.

     This Second Amendment Agreement shall become effective upon its execution by authorized representatives of the PARTIES, CHASE and WESTINGHOUSE, and upon the entry of the Final Settlement Decree and Order by the Court in the LITIGATION.

     IN WITNESS WHEREOF the PARTIES have caused this Second Amendment Agreement to be executed as of the day and year first above written.


                                           PECO ENERGY COMPANY


Attest:  /s/ [ILLEGIBLE]                   By: /s/ Michael J. Egan
       ------------------------------         --------------------------------
        Secretary                             MICHAEL J. EGAN, SENIOR VICE
                                              PRESIDENT-FINANCE AND CHIEF
                                              FINANCIAL OFFICER


                                           GRAYS FERRY COGENERATION
                                           PARTNERSHIP
                                           By Trigen-Schuylkill Cogeneration,
                                           Inc., its Managing General Partner
Attest:                                    By: /s/ [ILLEGIBLE]
       ------------------------------         --------------------------------
        Secretary                              President



CONSENTED TO:
                                           THE CHASE MANHATTAN BANK


Attest:  /s/ Deborah [ILLEGIBLE]           By: /s/ Cathryn A. Greene   4/27/99
       ------------------------------         --------------------------------
       Assistant Treasurer                    Cathryn A. Greene



CONSENTED TO:
                                           WESTINGHOUSE POWER GENERATION


Attest:                                    By:
       ------------------------------         --------------------------------
       Secretary


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